UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                               November 11, 2004
                   ------------------------------------------
                       (Date of earliest event reported)


                              RAYOVAC CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


             Wisconsin                  001-13615             22-2423556
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  (State or other Jurisdiction of      (Commission            (IRS Employer
           Incorporation)                File No.)         Identification No.)


           Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
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          (Address of principal executive offices, including zip code)


                                 (770) 829-6200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a) The following information, including the Exhibit attached hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On November 11, 2004, Rayovac Corporation conducted a webcast discussing its estimated financial results for its fourth fiscal quarter, and fiscal year, ending September 30, 2004. A transcript of the webcast is furnished as Exhibit
99.1 to this report.


Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)         99.1  Transcript of webcast conducted by
                  Rayovac Corporation on November 11, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 15, 2004             RAYOVAC CORPORATION


                                     By: /s/ Randall J. Steward
                                         ---------------------------
                                          Name:  Randall J. Steward
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

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EXHIBIT INDEX

Exhibit                Description
-------               -------------
99.1                  Transcript of webcast conducted by Rayovac Corporation
                      on November 11, 2004.